Atlantic Alliance Partnership Corp
Investor Presentation



July 2016

Disclaimer

Where You Can Find More Information

This communication may be deemed to be solicitation material in respect of the proposed combination (the "Business Combination") of TLA Worldwide plc ("TLA") and Atlantic Alliance Partnership Corp. (the "Company"), including the issuance of the Company's ordinary shares in respect of the proposed Business Combination. In connection with the foregoing proposed Business Combination and issuance of the Company's ordinary shares, the Company expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the "SEC"). To the extent the Company effects the Business Combination as a court-sanctioned scheme of arrangement between TLA and TLA shareholders (the "Scheme") under the UK Companies Act of 2006, as amended, the issuance of the Company's ordinary shares in the Business Combination would not be expected to require registration under the Securities Act of 1933, as amended (the "Act"), pursuant to an exemption provided by Section 3(a)(10) under the Act. In the event that the Company determines to conduct an acquisition of TLA pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Act, it will file a registration statement with the SEC containing a prospectus with respect to the Company's ordinary shares that would be issued in the acquisition. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED ISSUANCE OF THE COMPANY'S ORDINARY SHARES, AND THE PROPOSED BUSINESS COMBINATION. The preliminary proxy statement, the definitive proxy statement, and any registration statement/prospectus, in each case as applicable, and other relevant materials in connection with the proposed issuance of the Company's ordinary shares and the Business Combination (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by contacting the Company in writing at 590 Madison Avenue, New York, NY 10022.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's ordinary shareholders with respect to the proposed Business Combination, including the proposed issuance of the Company's ordinary shares in respect of the proposed Business Combination. Information about the Company's directors and executive officers and their ownership of the Company's ordinary shares is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 23, 2016. Information regarding the identity of the potential participants, and their direct or indirect interests in the solicitation, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed Business Combination and issuance of the Company's ordinary shares in the proposed Business Combination.

TLA is organized under the laws of England and Wales. Some of the officers and directors of TLA are residents of countries other than the United States. As a result, it may not be possible to sue TLA or such persons in a non-US court for violations of US securities laws. It may be difficult to compel TLA and its respective affiliates to subject themselves to the jurisdiction and judgment of a US court or for investors to enforce against them the judgments of US courts.

Cautionary Note Regarding Forward-Looking Statements

This presentation may include "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipates", "believes", "continue", "expects", "estimates", "intends", "may", "outlook", "plans", "potential", "projects", "predicts", "should", "will", or, in each case, their negative or other variations or comparable terminology. Such forward-looking statements with respect to the timing of the proposed Business Combination, as well as the expected performance, strategies, prospects and other aspects of the businesses of the parties to the Scheme and the combined company after completion of the proposed Business Combination, are based on current expectations that are subject to risks and uncertainties.

Disclaimer (Continued)

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; (2) the outcome of any legal proceedings that may be instituted against the Company, TLA or others following announcement of the Business Combination and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination due to the failure to obtain approval of the shareholders of the Company or TLA or other conditions to closing in the Business Combination; (4) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the Business Combination and the transactions described herein; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations or their interpretation or application; (8) the possibility that the Company or TLA may be adversely affected by other economic, business, and/or competitive factors; (9) future exchange and interest rates; (10) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Business Combination; and (11) other risks and uncertainties indicated in the proxy statement to be filed by the Company with the SEC, including those under "Risk Factors" therein, and other filings with the SEC by the Company. These factors are not intended to be an all-encompassing list of risks and uncertainties. Additional information regarding these and other factors can be found in the Company's reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015.

The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Presenters



Bart Campbell
Chairman and Co-founder



Michael J. Principe
CEO and Co-founder



Jonathan Goodwin
President and CEO

Atlantic Alliance Partnership Corp.

Table of Contents



1. Introduction

TLA Worldwide Business Overview

Business Overview

- TLA is a fully integrated sports marketing and management agency, currently listed on the AIM market of the London Stock Exchange
- Owns and operates unique sporting events, provides sponsorship activation, sales, merchandising and media services to corporate clients and provides individual clients with “cradle to grave” representation
- Offices in US (New York, Newport Beach, San Francisco, Houston and Charleston SC), UK (London, Largs), Australia (Melbourne, Sydney, Adelaide and Perth)
- Over 880 clients and over 170 full-time personnel globally
- Acquired Australian based Elite Sports Properties (“ESP”) in March 2015 for a maximum consideration of $19.5mm

Business Mix and Service Offerings

(FY 2015 Revenue, $ in mm)



Baseball Rep.
34%
$15.1
Sports Marketing
66%
$29.3

Talent Marketing

- Full Service Talent Management & Marketing
- Core Sports: NFL, Olympics, Golf, AFL, Cricket

Events

- Event Creation and Ownership
- Event Management and Implementation

Consultancy

- Sponsorship Leveraging, Activation and Negotiation
- Sports PR and Advisory
- Merchandise Licensing Management / Production

Source: TLA Management and company filings.

TLA Worldwide Financial Overview

2015 Full Year Financial Highlights

- Total operating income grew 68% to $35.0 million (2014: $20.8 million) and organic operating income grew 22% (2014: 16%)
- Headline EBITDA(1) increased 49% to $13.4 million (2014: $9.0 million) and organic Headline EBITDA(2) grew 10% (2014: 24%)
- Headline profit before tax increased 45.7% to $12.5 million (2014: $8.6 million)

2015 Full Year Operational Highlights

- Sports Marketing
  - Produced 3 international events in 2015 including:
    - Delivered the first International Champions Cup tournament in Australia with 225,000 spectators attending three soccer games at the Melbourne Cricket Ground featuring Manchester City, Real Madrid and AS Roma
    - Concluded a three-year extension with the State Government of Victoria to continue to host the Australian leg of the International Champions Cup until 2018, following the 2015 success
  - Acquired Australian based Elite Sports Properties ("ESP") in March 2015 for $10.3 million, building out TLA Australia and TLA UK
  - Signed #1 NFL Draft pick and 2013 Heisman Trophy Winner Jameis Winston, now starting quarterback of the Tampa Bay Buccaneers
- Baseball Representation
  - 22 baseball players were added to TLA's client list in 2015 bringing the total baseball client list to 289 (2014: 267)
  - Major League Baseball (MLB) clients up 13%, 94 as of December 31, 2015 (2014: 83)
  - Signed Rookie of the Year Carlos Correa and number 2 MLB draft pick Alex Bregman
  - $174 million contracts negotiated in 2015 (2014: $194 million)

Source: Company filings.
Note: Operating income is described as "gross profit" in the published accounts.
(1) Headline EBITDA is defined as profit for the year before net finance costs, tax, depreciation, amortization of acquired intangible assets, share-based payment charges and acquisition-related charges.
(2) Organic Headline EBITDA is defined as Headline EBITDA excluding the effects of the acquisition of ESP.

TLA Worldwide Overview

TLA

Baseball Representation



Carlos Correa



George Springer



Marcus Stroman



Scott Kazmir

Sports Marketing

Talent Marketing



DeMarco Murray



Steve Young



Kerri Walsh Jennings



Jim Furyk

Events

International Champions Cup Australia

College Football Sydney Cup

New Zealand All Blacks

2016 Joe Hockey Classic USA vs Canada

Consultancy

Jeep

AFL

2016 Formula 1 Australian Grand Prix
Melbourne
17-18-19-20 March

adidas

TLA Worldwide History

October 2012
Announced acquisition of Peter E. Greenberg and Associates

Summer 2013
Launched Events and Consulting business

June 2014
Secured event rights for International Champions Cup for Asia Pacific for 4 years, starting in 2015

November 2014
Sold-out Rugby match between the New Zealand All Blacks and US Eagles played at Chicago's Soldier Field

July 2016
Second annual ICC in Melbourne featuring Juventus, Tottenham Hotspur and Atletico Madrid

November 2016
All Blacks returning to Chicago's Soldier Field vs. Ireland National Rugby Team

2012 — 2013 — 2014 — 2015 — 2016

December 2011
TLA completed initial public offering on AIM with proceeds used to finance the acquisition of Legacy and Agency

Summer 2013
Launched TLA Media and TV rights consultancy

October 2014
Launched TLA Sales

March 2015
Acquired Elite Sports Properties, the Australian and UK based athlete management and sports marketing agency

July 2015
Hosted ICC in Melbourne, featuring Real Madrid, AS Roma and Manchester City with over 225,000 fans attending

August 2016
NCAA College Football Season Opener in Sydney featuring University of California vs. University of Hawaii

TLA Worldwide Global Presence



Largs, Scotland, UK
London, UK
New York City
San Francisco
Newport Beach
Phoenix
Charleston
Houston
Miami
Dominican Republic (1)
Maracay, VZ (1)
Perth, AU
Adelaide, AU
Melbourne, AU
Sydney, AU

(1) Remote office.

TLA Is Poised to Capture Opportunity

What TLA Provides

- Opportunities
- Strong Industry Relationships
- Range of Expertise
- Career Long Representation
- Successful Negotiation History
- Media Rights and Events Creation
- Consulting Services
- Scalable Platform
- Highly-Rated Management and Agents
- Global Presence

TLA Capabilities

- Talent representation business provides clients with "cradle to grave" service from playing career through broadcast, coaching and other post-retirement positions
  - Expertise in MLB, PGA TOUR, NCAA coaching, on-air broadcasting, talent marketing, Olympics, Cricket and Australian Rules Football – across USA, UK and Australia
- Global Consulting business engages in brand and media consulting, venue sponsorship & in-stadium advertising, sponsorship leveraging and strategy, Sports PR and the development and activation of integrated marketing and media campaigns, events and merchandising programs
- TLA creates, develops and delivers unique events on a worldwide scale, for example:
  - All Blacks vs US Eagles rugby match, Chicago, November 2014
  - International Champions Cup, Melbourne, July 2015-2018
  - All Blacks vs Ireland rugby match, Chicago 2016
  - University of California vs University of Hawaii NCAA Football Season Opener, Sydney 2016
- TLA has a global presence with significant operations in the United States, Australia and the UK
  - Purchased Elite Sports Properties (ESP), a leading Australian Sports Marketing, Events and Management company in March of 2015, expanding the TLA global presence with six offices in Australia and the UK
- TLA has 880+ clients globally

Why Sports are a Unique Opportunity

Sports Consumption has Grown Significantly

	2005	Growth	2015
Hours of Sports Programming Available	49k	160%	127k
Collective Hours Viewed	22bn	41%	31bn

Sports are "DVR-Proof" Content

95%
of sports program viewing happened live in 4Q15

96%
of its viewing was done live in 2013



Sports Programs
All Other Programs
2005
2015

93%
of the top 100 live viewed TV programs in 2015 were sports programing, vs 14% in 2005

North American Sports Advertising Spend on the Rise



6.5%
6.9%
7.2%
7.4%
8.3%
8.8%
9.4%
2011
2012
2013
2014
2015
2016
2017

In 2017, sports advertising will represent **9.4%** of total advertising revenue

Source: Nielsen Year in Sports Media Report 2015, PwC Sports Outlook / October 2015, Disney ESPN Investor Day presentation 2014, SNL Kagan.

Why Sports are a Unique Opportunity (Continued)

Recent Sports Rights Deals Have Skyrocketed

	Avg. Annual Rights Fees ($ millions)	% Increase vs. Prior Deal
NBA	$2,670	**187%**
(1)	$1,500	**100%**
Dodgers	$330	**1,045%**
Premier League	£1,700	**70%**
(2)	$1,275	**16%**
NCAA March Madness	$1,100	**43%**
verizon NFL (1)	$250	–
NFL CBS Sports NBC FOX (1)	$3,000	**55%**

Resulting in Sports Growing to Become the Most Valuable Form of Media



North American Sports Revenue ($ millions)
'14-'19E CAGR
$49,990
12,571
11,820
9,423
16,176
$60,484
13,493
14,689
14,595
17,707
$73,522
14,464
18,306
20,630
20,122
4.0%
1.4%
4.5%
7.2%
2.6%
2010
2014
2019
Gate Revenues
Media Rights
Sponsorship
Merchandsing

Source: PwC Sports Outlook / October 2015, press reports.
Note: Average annual rights fees are based on figures obtained from press reports and are approximates.
(1) Unofficial figures (as reported).
(2) Based on announced $7.65bn deal with NBC, includes 6 Olympic games between 2021 – 2032; % increase based on average rights fees for the 2018 Winter Olympics and the 2020 Summer Olympics.

Why a NASDAQ Listing Makes Sense

$, £ in millions	USA (NASDAQ)	UK (AIM)
Financial Statistics		
Total Number of Listed Companies	~3,100	~1,020
Median Market Capitalization	$256	£18
Liquidity Statistics		
ADTV - Shares (mm)	2,114	1,415
ADTV - ($, £)	79,749	112
Dedicated Media Investor Base	✔	✘
Small - Cap Knowledge	✔	✘
Management Team Location	✔	✘
Location of Majority of TLA Clients	✔	✘

Source: NASDAQ and AIM.
Note: Market data as of May 2, 2016 for NASDAQ and March 31, 2016 for AIM; ADTV for Q1 2016.

Why Invest in TLA?


Strong Industry Fundamentals
Recurring and Predictable Revenues
Further Organic Growth Opportunities
Attractive Financial Profile
M&A Opportunities
Best In-class Management Team and Agents
NASDAQ More Aligned with Business
TLA

TLA's Growth Strategy

- TLA will continue to focus on delivering organic growth to shareholders
  - Successful conversion of MiLB players through arbitration and free agency deals will provide predictable growth in Baseball Representation segment
  - Growth in successful events business with a good pipeline of events already lined up for the next few years including:
    - Hosting the ICC in Australia through 2018
    - Bringing the NCAA Football season opener to Sydney, Australia
    - Bringing back the New Zealand All Blacks to Soldier Field in Chicago versus the Irish National Rugby Team on November 5th, 2016
  - Build on recent success in Consultancy offerings, particularly leveraging relationships in Australia
- TLA will couple organic growth by continuing to pursue selective acquisitions designed to increase the geographic and business spread of TLA's services
  - Fragmented nature of MLB agency industry makes TLA's "cradle to grave" platform very attractive to other agencies / agents
  - TLA is in regular discussions with other sports marketing agencies about potential opportunities for business combinations and has a successful track record of acquiring and integrating complimentary businesses



2. Baseball Representation Overview

Baseball Representation Overview

- **Baseball Representation**
- **Sports Marketing**
  - Talent Marketing
  - Events
  - Consultancy



Carlos Correa



Michael Brantley



Brett Anderson



Carl Crawford



A.J. Pollock



Martin Prado



Wily Peralta



Francisco Liriano

A Leading Major League Baseball Agency

- A market leader, TLA represents baseball players in all aspects of their careers, both in their playing contract negotiations as well as their commercial endorsements
- TLA's Baseball Representation business includes agents with a significant amount of experience in the field
  - 289 Baseball Clients
  - Expertise in representing LATAM baseball players
  - 94 MLB players as of FYE 2015 – 19 All Stars
    - Added 14 new MLB clients in Q1 2016 via agent hires
  - 195 MiLB players – 67 All Stars
- Average age of TLA's baseball clients: ~25 years old
- Average age of TLA's MLB clients: ~27 years old


Melky Cabrera


Pedro Strop


Aaron Hill


Starling Marte


Billy Butler


Evan Gattis


Carlos Correa


Mookie Betts


Angel Pagan


Alcides Escobar


Yasmani Grandal


Andrew Susac

Source: TLA Management and company filings.
Note: Statistics as of FYE 2015 unless otherwise stated.

Strong Industry Fundamentals

Guaranteed MLB Contracts Provide Stability to TLA

Historical MLB Revenues and Player Pass-Through
($ billions)



■ Amount Passed to Players
■ Total MLB Revenue
$5.0
$6.5
$7.0
$9.0
$2.2
$2.7
$2.8
$3.5
2005
2008
2011
2014
'05 – '14
CAGR
6.7%
5.0%

Source: www.forbes.com and www.baseballcube.com.
Note: Yearly revenue represents calendar year revenue.

Baseball Representation Lifecycle

MLB Player Career Lifecycle



Investment Period
Free Agency
Post Career
Broadcasting
Coaching
Endorsements
Arbitration
6 years
Rookie
3 years
Minor League Service
The Draft
3-5 years
Monetization Period

TLA MLB Player Clients

TLA's MLB player cycle is maturing into more revenue generating opportunities



26.2% CAGR
64
83
94
108
+14
2013
2014
2015
Q1 2016

Source: Company filings.

Baseball Representation Player Fee Schedule

Draft	• Players can be drafted at a young age, while still in high school • Agencies earn a percentage of any signing bonus negotiated
Potential 3-5 Years (Minor Leagues)	• A player's Minor League service typically lasts 3 to 5 years • Due to low minor league salaries, TLA typically does not collect fees from its clients in the minors
0-2 Years ("Rookie")	• A player's "Rookie" MLB service lasts 3 years • Compensation is determined by the club, but subject to a minimum salary • Agencies do not charge a fee on this contract, although they do earn a fee on negotiated amounts in excess of the minimum
3-5 Years (Arbitration Eligibility Rights)	• After the first three years in the MLB, a player is able to benchmark his salary against peers based on performance and tenure • The vast majority (~90%) of players reach an agreement with their club before a binding arbitration hearing • Contracts are typically one year and agencies earn a fee on these contracts
6 Years+ ("Free Agent")	• After approximately six years in the MLB, if a player is coming out of contract with his club he can become a free agent • This is the most valuable period for a player as he can negotiate a contract with any MLB club and thereby maximize his earning potential
Post Career	• Other opportunities in broadcasting, coaching and endorsements offer the potential to extend the paying life of a player's career • As a fully-integrated agency, TLA has the ability to capture additional revenues during this stage

Strong MLB Pipeline Featuring Young Major Leaguers

The Below Selected Rising Stars Are All Arbitration Eligible in the Next 12-24 Months



CARLOS CORREA

- Shortstop on the Houston Astros
- MLB debut in June 2015
- 2012 #1 overall draft pick by the Houston Astros
- Named 2015 American League Rookie of the Year



ROBERTO OSUNA

- Pitcher on the Toronto Blue Jays
- MLB debut in April 2015
- Signed by the Blue Jays at 16 years old
- Youngest pitcher in history to record an Opening Day Save


39

KEVIN GAUSMAN

- Pitcher on the Baltimore Orioles
- MLB debut in May 2013 as a top Orioles prospect
- Former 1st-round draft pick
- Projects as front-of-the-rotation starter



GEORGE SPRINGER

- Right fielder on the Houston Astros
- MLB debut in April 2014
- Former 1st-round draft pick & top prospect in Astros
- Rookie of the Month in his 1st month
- Astros' rookie record with 10 HR in a month



MOOKIE BETTS

- Right fielder on the Boston Red Sox
- MLB debut in June 2014
- At age 22, finished 19th in American League MVP voting in 2015


54

MARCUS STROMAN

- Pitcher on the Toronto Blue Jays
- MLB debut in May 2014 as a top Blue Jays prospect
- Former 1st-round draft pick
- Ace of Blue Jays rotation

MLB Agency Market Share

(Total Active Roster Clients as a % of Total MLB 40 Man Active Roster Players)


TLA
~9%
CAA
BORAS
CORPORATION
RELATIVITY
BASEBALL
excelsports
WASSERMAN
Boutique / Single Agent Firms

1,200 MLB Players on 40 Man Rosters

We believe that TLA has the opportunity to consolidate smaller agencies in MLB, as well as grow meaningfully in areas where it has established a beachhead (golf, NFL).

Source: TLA Management estimates.
Note: TLA market share pie may not be to scale.



3. Sports Marketing Business Overview



A. Talent Marketing Business Overview

Talent Marketing Overview

- Baseball Representation
- Sports Marketing
  - Talent Marketing
  - Events
  - Consultancy



Jameis Winston



Jim Furyk



Kerri Walsh Jennings



Chris Hoy



DeMarco Murray



Steve Young



Dan Hicks



John Senden

Talent Management and Marketing

- TLA is a leading talent management and marketing agency for the sports industry managing some of the biggest names in worldwide sports and media
- As their marketing representatives, TLA has experience working with high profile athletes and personalities across the world, both on and off the field including:
  - Baseball
  - American Football
  - Golf
  - Basketball
  - Olympics Sports
  - Coaches
  - Sporting Legends
  - Media Personalities / Broadcasting
  - Cricket
  - Australian Rules Football
- Expertise includes:

Contract Negotiation	**Endorsements**	**Personal Appearances**	**Speaking Engagements**
Licensing	**Memorabilia**	**Sponsorship Sales**	**Literary Opportunities**

Consistent Growth in Client Roster

As of December 31, 2015, TLA had a total of 884 clients



327 Elite Sports Properties
Organic Client Growth Since Acquisition
10%
259
380
440
474
474
801
884
FY 2011
FY 2012 (1)
FY 2013 (2)
FY 2014
March 2015
FY 2015

Source: TLA filings and press releases.
(1) Includes baseball players to whom TLA represents talent marketing only.
(2) Includes clients from acquisition of PEG in baseball only.

Non-Baseball Talent Representation

	Commentary	Key Clients
Golf	• TLA generally receives a percentage of all earnings except on-course PGA Tour winnings • Contract terms and length are negotiated on an individual basis • Equipment sponsorships represent the bulk of revenue, with appearances, speaking engagements and international playing fees also contributing	 *Jim Furyk*  *Bryson DeChambeau*
Broadcast	• TLA usually collects a percentage on broadcasting and literary contracts and on other ancillaries • Long-term contracted revenue streams • Mix of former players and career broadcasters	 *Troy Aikman*  *Merril Hoge*
Coaching	• TLA collects a flat fee or a percentage on coaching contracts and on other ancillaries • Coaches have long-term contracts • TLA focuses on younger coaches in football and basketball	 *Justin Fuentes*  *Avery Johnson*
Olympic / Other	• TLA also represents Olympic athletes, NFL players, NBA players, cricket players, AFL players and other athletes with full-service off-field representation	 *Chris Hoy*  *Trey Burke*

Source: TLA Management.

Talent Marketing Rising Stars



Jameis Winston

- At Florida State, 2013 Heisman Trophy Winner and the 2013 AP Player of the Year, becoming the youngest player ever to do so
- 2014 BCS National Championship winner and MVP
- Selected 1st overall in 2015 NFL Draft by Tampa Bay Buccaneers and signed a 4 year, $25.35 million dollar deal, fully guaranteed
- Selected for the 2015 Pro Football Writers of America's All-Rookie Team and the 2016 NFL Pro Bowl



Bryson DeChambeau

- Won both NCAA Individual Championship and the U.S. Amateur title in 2015
- Competed in his first major at the 2015 U.S. Open, then finished as the low amateur at the 2016 Masters, tied for 21st place overall
- Finished 4th in his first tournament as a professional, the RBC Heritage in Hilton Head, SC in April 2016
- In his first week after turning pro, signed endorsement deals with Puma and Bridgestone



B. Events Business Overview

Events Overview

- Baseball Representation
- Sports Marketing
  - Talent Marketing
  - Events
    - International Rugby
    - Professional Rugby
    - NCAAF in Australia
    - International Champions Cup
    - USA vs. Canada Hockey
  - Consultancy

Events

Creation and Ownership

- TLA creates, develops and delivers unique events in the marketplace and manages large sporting events with an aim of driving annuity income and proprietary I.P.:
  - NCAA Football in Sydney, Australia, 2016
  - New Zealand All Blacks in the United States at Soldier Field
    - November 1st, 2014 versus the US Eagles
    - November 5th, 2016 versus the Irish National Rugby Team
  - USA vs. Australia Rugby in Chicago, 2015
  - Jeep Portsea Polo – the largest Polo event in Australia
  - International Champions Cup in Melbourne Australia, featuring some of the biggest teams in world football, 2015 - 2018
  - Ice Hockey Series between USA and Canada across five cities in Australia, June 2015, 2016

Management and Implementation

- In addition to creating events that TLA has ownership, TLA also works with, and on behalf of:
  - Governing bodies, sporting organizations and corporate clients to create events
  - Activations that extend beyond the boundaries of the sporting arena
- Provide complete event solutions through a range of services including event activation and management, tours and travel experiences, corporate hospitality, consumer promotions, staging, production and design

Events – Rugby Case Study

New Zealand All Blacks vs. USA Eagles

- Rugby World Cup Champions, the New Zealand All Blacks played the USA Eagles in an international match on November 1, 2014 at Chicago's Soldier Field
- Sold out Chicago's 61,500-seat Soldier Field, becoming the largest-ever audience for an international rugby match on American soil

New Zealand All Blacks vs. Ireland

- All Blacks back in 2016 to take on Ireland at Soldier Field
  - Expected to sell out
- Through the events at Soldier Field, plus hosting the first ever Aviva Premiership Rugby match played in the U.S., we believe TLA is a market leader in delivering rugby events to the USA







C. Consultancy Business Overview

Consultancy Overview


Baseball Representation
Sports Marketing
Talent Marketing
Consultancy
Events
Sponsorship Leveraging and Activation
Sports Public Relations
Sponsorship Negotiations and Sales
Media Rights and Advisory
Content and Digital Production
Merchandise

Consultancy Service Offerings

Competency	Description & Capabilities	Recent Successes

Sponsorship Leveraging and Activation

- TLA works for a number of the world's leading brands leveraging and activating their sponsorships. TLA has worked on campaigns across some of the world's largest sporting events

Australia
TLA is a sponsorship agency for:
adidas
Jeep
VB Victoria Bitter

UK
NISSAN (1)
SiS (1)
British Gas (1)

US
Brings sports partnerships to life for:
IZOD
yp
SAMSUNG

Sports Public Relations

- TLA is a leading Sports PR agency in Australia and has a strong presence in both the USA and the UK, with capabilities to implement comprehensive PR campaigns

Australia
Manages PR for sponsors, sports bodies and events:
FOXTEL
CRICKET AUSTRALIA
F1 Formula 1

UK
Manages PR for 2 High Profile Olympic Legends:



US
Implemented comprehensive PR Campaigns for:
Baseball City
Rugby Match

Sponsorship Negotiations and Sales

- TLA has expertise with team, venue and league negotiations, having negotiated in the USA and Australia on behalf of dozens of corporate marketers

TLA represents teams within the following leagues to sell camera visible assets:

NBA
MAJOR LEAGUE BASEBALL
NHL
NCAA BASKETBALL

(1) Through commission on athlete endorsement deals.

Consultancy Service Offerings (Continued)

Competency	Description & Capabilities	Recent Successes
Media Rights and Advisory	• TLA's expertise includes advising teams, colleges, conferences and potential owners on media rights operators and opportunities, in addition to providing advice to ensure proper preparation for a constantly evolving landscape	Clients include
Content and Digital Production	• TLA's Digital and Content team aim to provide our clients with a unique offering, using our extensive experience and knowledge of working in sport, and insights from our PR background	Many of TLA's clients have enlisted their services for content and digital production
Merchandise	• TLA's Merchandise team are international specialists in the creation of licensed products, promotions and loyalty / membership programs • TLA UK won the 'Best Sports Licensed Property' at the 2015 Licensing Awards for their master licensing program for the 2015 Rugby World Cup	Clients include


TOYOTA
FOX

4. Company Financials & Transaction Details

Consolidated Financial Overview

TLA Has Nearly Doubled its Operating Income Since 2011

Operating Income[1]

($ in '000s)



Total Operating Income (Ex-ESP)
ESP
Represents ESP Results beginning March 15, 2015
$13,793
$14,497
$17,972
$20,791
$35,001
9,700
25,301
2011
2012
2013
2014
2015
'11-'15 Reported CAGR %
26.2%

Headline EBITDA[2]

($ in '000s)



'11-'15 Reported CAGR %
21.8%
$6,108
$6,566
$7,269
$9,021
$13,432
2011
2012
2013
2014
2015

% Margin[3]

44.3%	45.3%	40.4%	43.4%	38.4%

Note: Figures represent reported numbers by TLA and are not pro forma for acquisitions (except 2011 which are unaudited, pro forma numbers). Operating Income is described as "gross profit" in the published accounts. Source: TLA filings and press releases.

(1) Includes Unallocated / Corporate EBITDA.

(2) Headline EBITDA is defined as profit for the year before net finance costs, tax, depreciation, amortization of acquired intangible assets, share based payment charges and acquisition-related charges.

(3) Defined as Headline EBITDA divided by Operating Income.

Historical Segment Financial Overview

Baseball Representation

- Market leading baseball agency with 289 clients as of FY 2015
- Negotiated close to $1 billion in contracts, including many record setting deals (three $125 million+ deals)



Headline EBITDA(1)
Operating Income (2)
'11-'15 Reported CAGR %
$8,785
$9,710
$13,081
$13,130
$13,755
4,697
5,464
6,342
7,405
6,830
11.9%
9.8%
2011
2012
2013
2014
2015

Sports Marketing

- Leading independent representation across multiple business and sport lines
- Growing Events & Consulting business



Headline EBITDA (1)
Operating Income(2)
'11-'15 Reported CAGR %
$5,008
$4,787
$4,891
$7,661
$21,246
2,711
2,525
2,532
4,565
9,842
43.5%
38.0%
2011
2012
2013
2014
2015

Source: TLA filings and press releases

Note: Figures represent reported numbers by TLA and are not pro forma for acquisitions. 2015 metrics only include ESP results beginning on March 15, 2015.

(1) Headline EBITDA is defined as profit for the year before net finance costs, tax, depreciation, amortization of acquired intangible assets, share based payment charges and acquisition-related charges.

(2) Operating Income is described as "gross profit" in the published accounts.

Public Comparables

Firm Value to EBITDA
'16E and '17E



FV / '16E EBITDA
FV / '17E EBITDA
25.9x
19.6x
16.5x
13.1x
12.6x
11.2x
8.6x
7.9x
MSG
LIVE NATION

Precedent Transactions



13.0x
12.7x
11.9x
13.0x
10.0x
9.4x
10.2x
Target
Buyer
IRONMAN
CHIME
infront
IMG
Learfield
WSG
万达集团
PROVIDENCE EQUITY
万达集团
WME SilverLake
PROVIDENCE EQUITY
Lagardère
Lagardère
August 2015
July 2015
February 2015
December 2013
September 2013
May 2008 (1)
May 2008

Note: Market data as of 07/05/16.
Source: Factset, Wall Street research and press reports
(1) Based on a EV / EBIT Multiple.

Benchmarking TLA vs. Peers

2011 – 2015 Reported Revenue CAGR


26.2%
13.9%
8.0%
7.7%
4.2%
MSG (1)
LIVE NATION

2011 – 2015 Reported EBITDA CAGR

21.8%	NA	1.8%	10.3%	2.2%

2015A EBITDA Margin


38.4% (2)
35.5%
15.1%
7.0%
6.6%
LIVE NATION
MSG

Source: Company filings and FactSet.
(1) Revenue CAGR for MSG for fiscal years ending 6/30/12 through 6/30/15 and excludes related party revenues.
(2) TLA margin shown as EBITDA divided by gross profit.

Overview of Offering and Transaction

Transaction Summary

- Atlantic Alliance Partnership Corp. ("AAPC"), a blank check company which raised $77 million in an Initial Public Offering in May of 2015, and TLA Worldwide plc ("TLA") have agreed to an offer for TLA by AAPC subject to certain conditions
- The merged company will retain TLA's name and will trade on the NASDAQ stock exchange
- AAPC and TLA anticipate closing the transaction in September 2016
- Terms of the merger include:

Implied Offer Price per Share(1)	Consideration	Exchange Ratio for Share Consideration	Pro Forma Firm Value
65 Pence ($0.95) per TLA Share	AAPC Shares and a partial cash alternative	10 AAPC Shares per 107 TLA Shares	$191 million(2)(3)

- As part of the Proposed Offer, AAPC will offer TLA shareholders a partial cash alternative, in respect of some or all of their TLA shares, for up to $60 million in total (£46 million based on an exchange rate of £1 to $1.2927) at 61.5 pence per share in cash

(1) Based on an AAPC share price of $10.18 and an exchange ratio of 10 AAPC shares per 107 TLA shares.
(2) Based on an assumed share price of $10.50.
(3) PF Firm value adjustment related to 9/12 of illustrative 2016 adj. EBITDA to account for cash flow generated between FYE 2015 and an assumed transaction close date of 9/30/2016.

Illustrative Transaction Overview

Transaction Summary

Implied Offer Price per Share[1]	Consideration	Exchange Ratio for Share Consideration	Pro Forma Firm Value
65 Pence ($0.95) per TLA Share	AAPC Shares and a partial cash alternative	10 AAPC Shares per 107 TLA Shares	$191 million

Sources and Uses

($ in millions)

Sources	
AAPC Cash in Trust	$80.8 [2][3]
Rolled Equity: Founders	25.1
Rolled Equity: Agents	22.9
Rolled Equity: Other TLA Shareholders	24.9
Total Rolled Equity	72.8
Assumption of Deferred Consideration Liability	9.1 [4]
Assumption of Existing Net Debt	21.0 [4][5]
Amount Drawn Under New Senior Credit Facility	- [6]
Total Sources	**$183.7**

Uses	
Cash Purchase of TLA Shares from Selling Shareholders	$60.0 [3]
Rolled Equity: Founders	25.1
Rolled Equity: Agents	22.9
Rolled Equity: Other TLA Shareholders	24.9
Total Rolled Equity	72.8
Assumption of Deferred Consideration Liability	9.1 [4]
Assumption of Existing Net Debt	21.0 [4][5]
Cash to Balance Sheet	12.1 [2][3]
Transaction Fees & Expenses	8.6
Total Uses	**$183.7**

Implied Firm Value

(Numbers in millions, except Share Price)

	$10.50/sh	Shares
AAPC Founders	$28.4	2.7
TLA Founders	25.9	2.5
TLA Agents	23.6	2.2
Other TLA Shareholders	25.7	2.4
Other Common Equity	80.7	7.7
Market Value of Equity	**$184.2**	**17.5**
Plus: Amount Drawn Under New Senior Credit Facility	- [6]	
Plus: Amount Outstanding Under Existing Credit Facility	22.8	
Plus: Deferred Consideration Liability	9.1 [4]	
Less: Cash & Equivalents	(13.8)	
Firm Value	**$202.2**	
Less: 9/12 of Illustrative 2016 Adj. EBITDA	(11.1) [8]	
Adjusted Firm Value @ 9/30/16	**$191.1**	
Illustrative Valuation Multiples	**EBITDA[9]**	**Multiple**
Firm Value / 2017 Adj. EBITDA (Illustrative 10% CAGR)	$16.3	**11.8x**
Firm Value / 2018 Adj. EBITDA (Illustrative 10% CAGR)	17.9	**10.7**

Note: Exchange rate based on the UK pound to US dollar spot rate of 1.2927 as of 10:05 a.m. (EST) on July 8, 2016.
(1) Based on an AAPC share price of $10.18 and an exchange ratio of 10 AAPC shares per 107 TLA shares.
(2) Assumes no redemptions.
(3) Assumes $60 million participation in partial cash alternative shown for illustrative purposes.
(4) Deferred Consideration assumes the $1.6 million due in 2016 has been paid.
(5) Net of 0.2 pence per share interim dividend (~$0.4 million) and 0.8 pence per share final dividend (~$1.7 million) payable to TLA shareholders on 1/8/2016 and 7/10/2016, respectively.
(6) $24.5 million senior secured credit facility.
(7) Based on AAPC Share price of US$10.50. Final amount raised in PIPE may ultimately be different than $20mm.
(8) Adjustment related to 9/12 of illustrative 2016 adj. EBITDA to account for cash flow generated between FYE 2015 and an assumed transaction close date of 9/30/2016.
(9) 2016 and 2017 illustrative EBITDA calculated based on reported 2015 Headline EBITDA grown at a 10.0% CAGR.



Appendix

Strong and Experienced Management Team



Bart Campbell
Chairman and
Co-founder

- Former Group COO of CSM Sports & Entertainment, Chime Communications plc's sports division, and executive board member of Chime Communications plc.
- Former Group CEO of Essentially Group plc, a sports marketing and management business now owned by Chime Communications plc
- During his tenure as CEO of Essentially, Bart grew the business from 20 to 120 professionals with offices in London, Australia, South Africa, New Zealand, India and Japan



Michael J. Principe
CEO and
Co-founder

- Former Managing Director of Blue Entertainment Sports Television (BEST), an industry leader in sports marketing, management and production
- Prior to joining BEST, Michael held various executive positions with SFX Sports Group Inc., including serving as a member of its executive committee and that of executive vice president and as general counsel
- Brings over 15 years of experience in sports and entertainment deal making, management, and operations

Reconciliation of Headline EBITDA To Profit

Year ended 12/31/15 $ in 000s	Baseball Rep.	Sports Marketing	Unallocated	Total
Revenues	**$15,103**	**$29,337**	**-**	**$44,440**
Cost of Sales	(1,348)	(8,091)	-	(9,439)
Gross Profit	**$13,755**	**$21,246**	**-**	**$35,001**
Operating expenses[1]	(6,925)	(11,404)	(3,240)	(21,569)
Headline EBITDA	**$6,830**	**$9,842**	**($3,240)**	**$13,432**
Amortization of intangibles arising on acquisition	(3,532)	(2,160)	-	(5,692)
Depreciation	(10)	(84)	(51)	(145)
Exceptional items and acquisition related costs	1,685	(656)	(805)	225
Share based payments	-	-	(3,409)	(3,409)
Operating Profit / Loss	**$4,973**	**$6,942**	**($7,505)**	**$4,411**
Finance costs				(1,594)
Profit before tax				2,817
Tax				(2,496)
Profit for the Year				**$321**

(1) Excludes depreciation, amortization, share based payments and exceptional items.

Founder Share Arrangements

Additional Contingent Founder Shares:

- The AAPC founders may agree to transfer up to 1,200,000 ordinary shares as of 3/31/19 to those who are not founders, officers, directors, or employees of AAPC, if the level of AAPC's cumulative Adjusted EBITDA CAGR over the two year period from 1/1/16 to 12/31/17 AND over the three year period from 1/1/16 to 12/31/18 is less than 10%

2015A Reported Headline EBITDA(1)	**$13,432**
EBITDA CAGR	10.0%
2018 EBITDA Threshold(1)	**$17,878**

(1) EBITDA to be calculated based on Adjusted EBITDA.